Putnam
Florida
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "Investors generally have ignored municipal bond funds over the past few years. For the tax conscious, though, there's no better fixed-income option. Right now, muni yields -- which are exempt from federal and most state taxes -- are nearly as high as Treasury yields."

                            -- Morningstar Fund Investor, October 1998

* "Sooner or later, the dramatic upward shift in municipal bond yields relative to Treasuries will attract investors' attention, a situation that bodes well for Florida, particularly given the solid fundamentals of the state and local economies."

                            -- Leslie J. Burke, manager
                               Putnam Florida Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The rush of foreign investors to the safety of U.S. Treasury bonds in recent months has driven prices on these securities markedly higher. Because of the inverse relationship of yields to prices, yields on 30-year Treasuries have declined to virtually the same level as those on long-term municipals. This near parity has made Florida tax-exempt bonds unusually attractive for the state's tax-conscious investors.

During the first half of Putnam Florida Tax Exempt Income Fund's fiscal 1999, Fund Manager Leslie Burke focused closely on portfolio structure, adjusting duration and credit quality in search of the highest current income consistent with the fund's secondary emphasis on preservation of capital.

In the following report from Leslie, you will find a detailed discussion of this strategy and other aspects of the fund's performance during the six months ended November 30, 1998. She also offers her views on prospects for the remainder of fiscal 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999



Report from the Fund Manager
Leslie J. Burke

The municipal bond market played bridesmaid again during the six months ended November 30, 1998. Volatile financial market conditions caused a historic global flight to quality in which U.S. Treasury bills, notes, and bonds became the most coveted of all fixed-income investments. Municipal bonds, while attractive investments in their own right, produced somewhat lackluster results in comparison. Putnam Florida Tax Exempt Income Fund closed the semiannual period with a total return of 2.82% at net asset value for class A shares and -2.06% at public offering price. For more performance information, please refer to the summary that begins on page 8.

* TAXABLE-EQUIVALENT YIELDS REACH EXCEPTIONAL LEVELS

While municipal bonds could not compete with their taxable brethren on a price appreciation basis, the yields they offered far outpaced Treasury securities on a taxable-equivalent basis. Traditionally municipal bond yields trade at ratios between 80% and 85% of comparable Treasury securities. With the severe financial and economic difficulties of many foreign nations throughout the past six months, that yield ratio soared, ranging between 95% to 100%, making municipal securities exceptionally attractive in comparison to Treasuries.

In light of this highly favorable yield relationship, your fund's current income stream remains extremely appealing. At the maximum federal tax rate of 39.6%, a taxable investment would have to produce a current return of 7.55% to match your fund's current dividend rate of 4.56% for class A shares or 6.47% to match the class B shares' 3.91% rate. In today's low-inflation, low interest-rate, and high-tax environment, we believe these figures represent exceptional real rates of return. Please see page 9 for complete yield information.

* PORTFOLIO STRUCTURE GETS HEIGHTENED ATTENTION

The tumultuous investment atmosphere of the past several months presented us with formidable challenges. Our task was difficult and complex at best. We needed to manage the fund's interest-rate exposure, maintain the portfolio's high credit quality, pursue a high level of current income in a low interest-rate environment, and position the portfolio for the market rebound that we believe will eventually occur. To accomplish all this, we heightened our focus on the fund's portfolio structure.

First, we kept the portfolio duration relatively neutral. Duration is a measure of a fund's sensitivity to interest-rate changes. A neutral duration indicates that your fund's sensitivity to either rising or declining rates did not differ significantly from that of its competitors or the market average. We achieved this in a two-fold manner: because municipal bond prices, particularly those of longer-term bonds, had become so compelling, we shifted some assets from intermediate-term securities that had performed well and purchased longer-term issues. Since this move had the potential to lengthen the fund's duration more than we deemed prudent, we balanced this strategy by selling Treasury futures contracts, which helped shorten the portfolio's duration.

Given the unexpected magnitude of the stampede to Treasury securities, however, our use of Treasury futures contracts hindered the portfolio's performance potential. By period's end, we had scaled back our position slightly to safeguard against more Treasury market rallies. But we did not eliminate it, believing it still has merit given the uncertain direction of the economy and interest rates.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care     24.4%

Utilities                 14.7%

Transportation            12.9%

Education                 10.5%

Pollution control          4.4%


Footnote reads:
*Based on net assets as of 11/30/98. Holdings will vary over time.


To sustain credit quality without sacrificing yield, we continued to anchor the fund's assets at the highest (Aaa) and the lowest (Baa) levels of the investment-grade spectrum. We also actively sought insured discount coupon bonds -- Aaa-rated bonds selling at prices below par. Traditionally these bonds experience solid price appreciation potential in a rising market. We believe once investors' fears dissipate and people begin to recognize the value that exists in the municipal market, these bonds stand to perform extremely well.

With an eye toward maintaining a substantial degree of call protection while giving the fund price appreciation potential, we stepped up our purchase of premium coupon bonds (those selling above par) that could not be called away by the issuer before the maturity date. Should the market move upward, the noncallable bonds we purchased over the period, such as Tallahassee Energy, Orange County Health, and Sarasota Hospital, offer much more performance potential than comparable callable bonds. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* PUERTO RICO, NEW YORK DEBT BOOST FUND RESULTS

Within the guidelines of the fund's investment parameters, we are able to pursue a limited number of tax-exempt investment opportunities outside Florida during the calendar year as long as these holdings are sold before the calendar year's end. Over the period, we took advantage of several such opportunities, which, in turn, greatly benefited the fund. Early in the calendar year, a significant number of new issues came to market in Puerto Rico and New York. Given the favorable supply/demand dynamics for both Puerto Rico and New York debt and the highly attractive valuations of these new issues, we took advantage of the supply bubble and made significant purchases. As supply began to diminish over the summer, the prices of these bonds rose and we sold them at a considerable profit. Fortune was on our side concerning Puerto Rico because we sold the appreciated bonds just before Hurricane Georges hit the island.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 12.3%

A -- 4.1%

Baa/BBB -- 16.9%

Ba/BB -- 2.3%

B -- 2.2%

VMIG1/A-1 -- 1.1%

Aaa/AAA -- 61.1%


Footnote reads:
*Based on percentage of market value as of 11/30/98. A bond rated Baa or higher is considered investment grade. Ratings reflect Moody's descriptions and Standard & Poor's(R) descriptions; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* STAGE SET FOR MUNICIPAL BOND RALLY

Without a doubt, recent international events, such as Russia's debt defaults and Brazil's deepening fiscal woes, have put many investors on alert. We are carefully monitoring the markets for any hint of renewed turmoil but with years of investment experience under our belts, we recognize a classic buying opportunity when we see it. The dramatic upward shift in the yield ratio between Treasury securities and municipal issues has created historically attractive prices in the municipal market. We believe that sooner or later this will attract investors' attention, particularly given the ongoing solid fundamentals of Florida's state and local economies. Once this occurs, we are confident that your fund's portfolio will be positioned to benefit.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 11/30/98

                                Class A           Class B           Class M
(inception date)               (8/24/90)         (1/4/93)          (5/1/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
6 months                     2.82%   -2.06%    2.48%   -2.52%    2.66%   -0.71%
------------------------------------------------------------------------------
1 year                       6.07     1.02     5.38     0.38     5.76     2.27
------------------------------------------------------------------------------
5 years                     32.33    26.07    28.21    26.21    30.27    26.01
Annual average               5.76     4.74     5.10     4.77     5.43     4.73
------------------------------------------------------------------------------
Life of fund                83.43    74.79    72.46    72.46    77.96    72.18
Annual average               7.61     6.99     6.81     6.81     7.22     6.79
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/98

                                             Lehman Bros.
                                          Municipal Bond        Consumer
                                               Index          Price Index
------------------------------------------------------------------------------
6 months                                       3.84%             0.74%
------------------------------------------------------------------------------
1 year                                         7.77              1.55
------------------------------------------------------------------------------
5 years                                       37.81             12.48
Annual average                                 6.63              2.38
------------------------------------------------------------------------------
Life of fund                                  93.01             24.62
Annual average                                 8.30              2.70
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75 and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             6             6            6
------------------------------------------------------------------------------
Income                         $0.223342     $0.192321    $0.208884
------------------------------------------------------------------------------
Capital gains1                     --            --           --
------------------------------------------------------------------------------
  Total                        $0.223342     $0.192321    $0.208884
------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
5/31/98                     $9.45    $9.92    $9.45    $9.44    $9.76
------------------------------------------------------------------------------
11/30/98                     9.49     9.96     9.49     9.48     9.80
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       4.56%    4.35%    3.91%    4.26%    4.12%
------------------------------------------------------------------------------
Taxable equivalent3          7.55     7.20     6.47     7.05     6.82
------------------------------------------------------------------------------
Current 30-day SEC yield4    3.69     3.51     2.96     3.35     3.25
------------------------------------------------------------------------------
Taxable equivalent3          6.11     5.81     4.90     5.55     5.38
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (8/24/90)         (1/4/93)          (5/1/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                     2.92%   -1.96%    2.70%   -2.31%    2.77%   -0.61%
------------------------------------------------------------------------------
1 year                       5.04     0.08     4.36    -0.64     4.73     1.30
------------------------------------------------------------------------------
5 years                     29.71    23.60    25.67    23.67    27.63    23.50
Annual average               5.34     4.33     4.68     4.34     5.00     4.31
------------------------------------------------------------------------------
Life of fund                83.98    75.31    72.88    72.88    78.44    72.65
Annual average               7.57     6.95     6.78     6.78     7.18     6.76
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE  SM FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

 [SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Portfolio of investments owned
November 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Florida (79.0%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Alliance Arpt. Auth. Inc. Rev. Bonds
                       (American Airlines Inc.), 7 1/2s, 12/01/29                               Baa2        $    5,362,500
                     Brevard Cnty., Health Fac. Auth. Rev. Bonds
                       (Courtenay Springs)
          2,000,000    7 3/4s, 11/15/17                                                         BB-/P            2,237,500
          2,345,000    7 1/2s, 11/15/09                                                         BB-/P            2,620,538
                     Broward Cnty., Elderly. Fac. Auth. Rev. Bonds
                       (Nova U. Dorm.), Ser. A
          2,500,000     7 1/2s, 04/1/17                                                         AAA/P            2,762,500
            385,000     7 1/4s, 04/1/01                                                         AAA/P              416,281
          1,000,000  Broward Cnty., Hlth. Fac. Auth. Rev. Bonds (Broward
                       Cnty. Nursing Home), 7 1/2s, 08/15/20                                    Aa3              1,088,750
                     Broward Cnty., Resource Recvy. Rev. Bonds
          6,000,000    (SES Broward Co. LP South) 7.95s, 12/1/08                                A                6,381,660
          1,175,000    (Waste Energy LP North) 7.95s, 12/1/08                                   A                1,249,742
          1,875,000  Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                       Ser. A, GNMA Coll., 7.45s, 9/1/23                                        Aa1              1,964,063
          1,400,000  Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds,
                       Ser. A, GNMA Coll (Oak Forest) 7.4s, 12/1/25                             AAA              1,470,000
                     Dade Cnty., Rev. Bonds
          1,400,000    (Seaport), MBIA, 6 1/2s, 10/1/09                                         Aaa              1,701,000
          6,510,000    Ser. B, AMBAC, 5s, 10/1/35                                               Aaa              6,518,138
          2,500,000  Dade Cnty., G.O. Bonds (Seaport), AMBAC,
                       6 1/4s, 10/1/21(SEG)                                                     Aaa              2,700,000
          8,000,000  Dade Cnty., Professional Sports Franchise Fac.
                       Tax Rev. Bonds, MBIA, 4 3/4s, 10/1/30                                    Aaa              7,710,000
          2,335,000  Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                       Rev. Bonds (Multi Cnty.) Ser. A, GNMA Coll.,
                       7.15s, 10/1/24                                                           Aaa              2,390,456
          5,500,000  Escambia Cnty., Poll. Control Rev. Bonds
                       (Champion Intl. Corp.) 6.9s, 8/1/22                                      Baa1             5,974,375
          3,750,000  First FL., Govt. Fin. Comm. Rev. Bonds AMBAC
                       6s, 7/1/09                                                               Aaa              4,350,000
            415,000  FL. Hsg. Fin. Agcy., Rev. Bonds (Home Ownership
                       Dev. Program), Ser. G-1,
                       GNMA Coll. 7.9s, 3/1/22                                                  Aaa                436,788
          2,000,000  FL. Hsg. Fin. Agcy., VRDN (Woodlands),
                       3.5s, 12/1/17                                                            A-1+             2,000,000
                     FL. St., Board of Ed. G.O. Bonds (Public Ed.)
          7,000,000    6.4s, 6/1/19                                                             AA+              7,577,500
          9,000,000    Ser. A, 4 3/4s, 6/1/28                                                   AA+              8,628,750
          6,745,000  FL. St., Div. Board Fin. Dept. Rev. Bond .0939s,
                       07/1/23 (acquired 9/2/98, cost $8,700,698) (RES)                         AAA/P            8,819,088
                     FL. St., Mid-Bay Bridge Auth. Rev Bonds, Ser. A
          1,500,000    8s, 10/1/06                                                              BBB/P            1,687,500
          2,180,000    7 1/2s, 10/1/17                                                          BBB/P            2,425,250
          3,540,000    6.05s, 10/1/22                                                           BBB/P            3,725,850
          2,000,000  FL. St. Muni. Pwr. Agcy. IFB, AMBAC, 9.39s, 10/1/20
                       (acquired 7/10/92, cost $2,101,200) (RES)                                Aaa              2,467,500
          2,500,000  Gulf Breeze, Local Govt. Rev. Bonds, Ser. E, FGIC,
                       7 3/4s, 12/1/15                                                          Aaa              2,647,450
                     Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Tampa Elec. Co.)
          2,500,000    Ser. 91, 7 7/8s, 8/1/21                                                  AA               2,818,750
          3,645,000    6 1/4s, 12/1/34                                                          AA               4,041,394
          2,400,000  Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                       6 1/2s, 8/1/16                                                           Aaa              2,598,000
                     Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                       (Cypress Village)
          1,350,000    7s, 12/1/22                                                              Baa1             1,486,688
          3,650,000    7s, 12/1/14                                                              Baa1             4,019,563
            940,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                       (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                                    B/P                963,509
                     Lee Cnty., Board of Directors Hosp. IFB, MBIA
          4,000,000    9.823s, 4/1/20                                                           Aaa              4,695,000
          5,000,000    (Lee Memorial Hosp.), 8.867s, 3/26/20                                    Aaa              5,862,500
          2,250,000  Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs.
                       Rev. Bonds (Cypress Cove Hlth. Pk.), Ser. A,
                       6 3/8s, 10/1/25                                                          BB/P             2,354,063
                     Leesburg, Hosp. Rev. Bonds (Leesburg Regl. Med. Ctr.),
          1,000,000     Ser. 91-A,
                       7 1/2s, 7/1/21                                                           A-               1,142,500
          2,065,000    6 1/8s, 7/1/18                                                           A-               2,191,481
          2,300,000  Manatee Cnty. Poll. Ctrl. VRDN (FL. Pwr. &
                       Light Co.), 3.35s, 9/1/24                                                VMIG1            2,300,000
                     Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indian Cogeneration)
          2,500,000    Ser. B, 8.05s, 12/15/25                                                  Baa3             2,900,000
          3,000,000    Ser. A, 7 7/8s, 12/15/25                                                 Baa3             3,453,750
         10,000,000  Martin Cnty., Poll. Control Rev. Bonds (FL. Pwr. &
                       Lt. Co.), MBIA, 7.3s, 7/1/20                                             Aaa             10,712,500
          4,000,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.512s,
                       10/1/14 (acquired 4/19/95, cost $5,273,120) (RES)                        B-/P             5,985,000
          5,000,000  Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18                          Aaa              5,875,000
          1,135,000  Orange Cnty., Hsg. Fin. Auth. Mtge. Rev. Bonds,
                       Ser. E, GNMA Coll., 7.9s, 10/1/22                                        Aaa              1,186,143
          5,950,000  Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                       Ser. D, 6 3/4s, 10/1/17                                                  Aa2              7,259,000
          1,996,000  Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Cmnty. Provider Pooled Loan Program),
                       Ser. A, FSA, 7 3/4s, 7/1/10                                              Aaa              2,148,195
          2,000,000  Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                       7 3/4s, 10/1/10                                                          Aaa              2,240,000
          7,000,000  Palm Beach Cnty., School Board COP, Ser. A,
                       AMBAC, 6 3/8s, 8/1/15                                                    Aaa              7,927,500
            205,000  Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                       Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24                            Aaa                218,581
          5,000,000  Pinellas Cnty., Poll. Control Rev. Bonds
                       (FL. Pwr. Corp.), 7.2s, 12/1/14                                          Aa3              5,456,250
                     Port Everglades, Auth. Rev. Bonds
          5,000,000    (FL Port Impt.), 7 1/8s, 11/1/16                                         Aaa              6,312,500
          5,000,000    Ser. A, 5s, 9/1/16                                                       BBB              4,787,500
          2,935,000  Sanibel, Swr. Util. Rev. Bonds, 7 1/2s, 8/1/21                             AAA/P            3,272,525
          2,390,000  Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                          BBB+             2,521,450
                     Sarasota Cnty., Pub. Hosp. Rev. Bonds
                       (Sarasota Mem. Hosp.), Ser. B, MBIA,
          2,000,000    5 1/4s, 7/1/14                                                           Aaa              2,112,500
          2,000,000    5 1/4s, 7/1/13                                                           Aaa              2,120,000
          2,000,000    5 1/4s, 7/1/12                                                           Aaa              2,150,000
          2,675,000  SCA Tax Exempt Trust Multi-Fam. Mtge.
                       Rev. Bonds, Ser. A-1, FSA, 7.05s, 1/1/30                                 Aaa              2,915,750
          2,250,000  South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                       8.248s, 5/13/21                                                          Aaa              2,652,188
          1,000,000  St. Lucie Cnty., Poll. Ctrl. VRDN (FL Pwr. & Lt. Co.),
                       3.35s, 1/1/26                                                            VMIG1            1,000,000
          7,800,000  St. Petersburg, Hlth. Fac. Auth. Rev. Bonds
                       (Allegany Hlth.), Ser. A, MBIA, 7s, 12/1/15                              Aaa              8,687,250
          4,860,000  Sumter Cnty., School Dist. Rev. Bonds
                       (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                          Aaa              6,263,325
          6,000,000  Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                       MBIA, 6 1/2s, 12/1/23                                                    Aaa              6,922,500
          4,500,000  Tampa, Hlth. Sys. Rev. Bonds (Catholic Hlth.),
                       Ser. A, 4 3/4s, 11/15/28                                                 Aaa              4,365,000
                     Tampa, Util. Tax Rev. Bonds, AMBAC
          1,950,000     zero % 10/1/21                                                          Aaa                624,000
          2,625,000     zero % 4/1/21                                                           Aaa                859,688
          5,800,000     zero % 10/1/17                                                          Aaa              2,298,250
          1,800,000  Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Memorial Hlth. Syst.), 8 1/8s, 6/1/08                                   BBB+             1,955,250
          5,000,000  Winter Haven, Util. Sys. Rev. Bonds, MBIA,
                       4 3/4s, 10/1/28                                                          Aaa              4,825,000
                                                                                                            --------------
                                                                                                               253,793,222

Illinois (2.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago Ill., O 'Hare Intl. Arpt. Special Fac. Rev. Bonds
          1,800,000    (United Airlines) Ser. B, 8.95s, 05/1/18                                 Baa2             1,991,250
          5,000,000    (American Airlines Inc.) 7 7/8s, 11/1/25                                 Baa2             5,387,500
                                                                                                            --------------
                                                                                                                 7,378,750

Puerto Rico (16.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,900,000  Cmnwlth of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. S,
                       MBIA, 7s, 7/1/07                                                         Aaa              7,175,875
          3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17                            Aaa              3,423,750
          1,000,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                             AAA              1,085,000
          8,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds (Pub. Impt.),
                       FSA, 5 1/2s, 7/1/13                                                      AAA              8,880,000
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          1,000,000    Ser. T, 6 5/8s, 7/1/18                                                   Aaa              1,112,500
          5,280,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                                             Aaa              6,256,800
                     PR Elec. Pwr. Auth. Rev. Bonds
          4,430,000    Ser. W, MBIA, 7s, 7/1/07                                                 Aaa              5,387,988
          4,750,000    Ser. T, 6 3/8s, 7/1/24                                                   Baa1             5,409,063
          3,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                                            Aaa              3,543,750
          3,800,000  PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                       Fing. Auth. Hosp. Rev. Bonds (Auxilio Muto
                       Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16                          Aaa              4,260,750
          5,950,000  PR Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA, 6s, 7/1/12                    Aaa              6,901,995
                                                                                                            --------------
                                                                                                                53,437,471
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $295,590,233) (b)                                              $  314,609,443
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $321,355,508.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $295,590,233, resulting in gross unrealized appreciation and depreciation of $19,657,481 and $638,271, respectively, or net unrealized appreciation of $19,019,210.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1998 was $17,271,588 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1998.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to the market interest rate and VRDN's are the current interest rates at November 30, 1998.

      The fund had the following industry group concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

          Hospitals/health care      24.4%
          Utilities                  14.7
          Transportation             12.9
          Education                  10.5

      The fund had the following insurance concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

          MBIA                       28.7%

-------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1998 (Unaudited)
                                                                           Unrealized
                                               Aggregate Face  Expiration Appreciation/
                                 Total Value       Value          Date   (Depreciation)
--------------------------------------------------------------------------------------
Municipal Bond Index (Long)      $10,496,906   $10,450,338       Dec-98      $ 46,568
Municipal Bond Index (Short)       2,143,594     2,139,775       Mar-99        (3,819)
U.S. Treasury Bond 20 Yr (Short)   2,332,688     2,329,234       Mar-99        (3,454)
U.S. Treasury Bond (Short)        15,321,562    14,893,971       Dec-98      (427,591)
--------------------------------------------------------------------------------------
                                                                            $(388,296)
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $295,590,233) (Note 1)                                            $314,609,443
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,731,847
-----------------------------------------------------------------------------------------------
Interest receivables                                                                  5,653,271
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  430,323
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          365,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        322,789,884

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            142,368
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   307,597
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              232,652
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            483,113
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               36,288
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             9,480
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,045
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  136,066
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   85,767
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,434,376
-----------------------------------------------------------------------------------------------
Net assets                                                                         $321,355,508

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $304,786,528
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (244,904)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                 (1,817,030)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           18,630,914
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $321,355,508

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($240,300,248 divided by 25,316,615 shares)                                               $9.49
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.49)*                                    $9.96
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($79,233,208 divided by 8,349,602 shares)+                                                $9.49
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,822,052 divided by 192,126 shares)                                                    $9.48
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.48)**                                   $9.80
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1998 (Unaudited)
Tax exempt interest income:                                                          $8,979,643
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        951,713
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          180,892
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         4,935
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,118
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   238,729
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   316,120
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     3,350
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  10,109
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 14,384
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,855
-----------------------------------------------------------------------------------------------
Postage                                                                                  11,843
-----------------------------------------------------------------------------------------------
Other                                                                                    34,498
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,773,621
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (31,699)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,741,922
-----------------------------------------------------------------------------------------------
Net investment income                                                                 7,237,721
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      1,111,431
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (610,633)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the period      808,962
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,309,760
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $8,547,481
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  7,237,721    $ 14,989,743
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        500,798       2,454,944
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              808,962       7,543,720
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  8,547,481      24,988,407
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (5,610,227)    (12,164,829)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,533,625)     (2,908,782)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (29,378)        (70,449)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     8,902,103       1,758,516
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         10,276,354      11,602,863

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 311,079,154     299,476,291
---------------------------------------------------------------------------------------------------------------
End of period (including distribution in excess of net
investment income of $244,904 and $309,395, respectively)                          $321,355,508    $311,079,154
---------------------------------------------------------------------------------------------------------------
 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months                                                           For the
                                   ended                                                           eleven months
Per-share                       November 30                                                            ended         Year ended
operating performance           (Unaudited)                    Year ended May 31                      May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995++           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.45            $9.14            $8.91            $9.12            $8.77            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .23              .47              .48              .48              .46              .50
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .03              .32              .23             (.21)             .35             (.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .26              .79              .71              .27              .81             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.48)            (.48)            (.48)            (.45)            (.50)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                 --               --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.48)            (.48)            (.48)            (.46)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.49            $9.45            $9.14            $8.91            $9.12            $8.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.82*            8.80             8.12             3.04             9.58*           (1.79)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $240,300         $237,910         $239,196         $247,920         $271,309         $276,245
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .49*             .96              .96              .95              .83*             .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.38*            5.06             5.28             5.31             5.24*            5.38
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.88*           42.40            70.30            81.99            61.46*           64.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months                                                          For the
                                   ended                                                          eleven months
Per-share                       November 30                                                           ended          Year ended
operating performance           (Unaudited)                     Year ended May 31                     May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995++           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.45            $9.14            $8.91            $9.12            $8.76            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19              .42              .42              .42              .40              .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .04              .31              .23             (.21)             .36             (.66)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .23              .73              .65              .21              .76             (.22)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.42)            (.42)            (.42)            (.39)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                 --               --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.19)            (.42)            (.42)            (.42)            (.40)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.49            $9.45            $9.14            $8.91            $9.12            $8.76
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.48*            8.10             7.42             2.37             9.06*           (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $79,233          $71,925          $58,926          $52,541          $44,581          $36,930
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .81*            1.61             1.61             1.60             1.42*            1.51
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.06*            4.40             4.62             4.64             4.62*            4.74
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.88*           42.40            70.30            81.99            61.46*           64.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                          For the period
Per-share                                        November 30                                                         May 1, 1995+
operating performance                            (Unaudited)                    Year ended May 31                     to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.44            $9.14            $8.91            $9.12            $8.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .21              .45              .45              .46              .04(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .04              .30              .23             (.21)             .25
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .25              .75              .68              .25              .29
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.45)            (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                  --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)            (.45)            (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.48            $9.44            $9.14            $8.91            $9.12
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            2.66*            8.36             7.80             2.76             3.28*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,822           $1,244           $1,355             $986               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .64*            1.26             1.26             1.23              .10*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.24*            4.74             4.97             4.82              .45*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              18.88*           42.40            70.30            81.99            61.46*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1998, the fund had a capital loss carryover of approximately $1,318,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

      Loss Carryover               Expiration
  ----------------------    ----------------------
         $406,000                May 31, 2003
          908,000                May 31, 2004
            4,000                May 31, 2005

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1998, fund expenses were reduced by $31,699 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $27,075 and $303 from the sale of class A and class M shares, respectively and $75,252 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $2,802 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $58,153,651 and $58,252,268, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                        Six months ended
                                                        November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,551,271        $14,706,463
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      253,597          2,403,568
-----------------------------------------------------------------------------
                                                 1,804,868         17,110,031

Shares
repurchased                                     (1,665,382)       (15,774,599)
-----------------------------------------------------------------------------
Net increase                                       139,486        $ 1,335,432
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,987,044        $37,519,868
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      532,271          4,999,148
-----------------------------------------------------------------------------
                                                 4,519,315         42,519,016

Shares
repurchased                                     (5,500,433)       (51,568,624)
-----------------------------------------------------------------------------
Net decrease                                      (981,118)       $(9,049,608)
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,136,934        $10,789,191
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       63,234            599,169
-----------------------------------------------------------------------------
                                                 1,200,168         11,388,360

Shares
repurchased                                       (464,564)        (4,391,712)
-----------------------------------------------------------------------------
Net increase                                       735,604        $ 6,996,648
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,136,909        $20,073,417
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      121,713          1,142,778
-----------------------------------------------------------------------------
                                                 2,258,622         21,216,195

Shares
repurchased                                     (1,090,677)       (10,249,363)
-----------------------------------------------------------------------------
Net increase                                     1,167,945        $10,966,832
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         70,725           $667,497
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,201             11,373
-----------------------------------------------------------------------------
                                                    71,926            678,870

Shares
repurchased                                        (11,575)          (108,847)
-----------------------------------------------------------------------------
Net increase                                        60,351           $570,023
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         44,920          $ 418,892
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,571             33,470
-----------------------------------------------------------------------------
                                                    48,491            452,362

Shares
repurchased                                        (64,962)          (611,070)
-----------------------------------------------------------------------------
Net decrease                                       (16,471)         $(158,708)
-----------------------------------------------------------------------------


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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PUTNAM
INVESTMENTS
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SA046/48668 037/365/453 1/99